SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

HERITAGE OAKS BANCORP

(Exact name of registrant as specified in its charter)

California	000-25020	77-0388249
(State of other jurisdiction of Incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

545 12th Street, Paso Robles, California 93446

(Address of principal executive offices)

(805) 239-5200

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENT AND EXHIBITS

(c)	Exhibits

99.1 A press release relating to results of operations through the second quarter ended June 30, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 7, 2004 Heritage Oaks Bancorp announced the results of operations through the end of the second Quarter ended June 30, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2004

Heritage Oaks Bancorp

By:	/s/ Lawrence Ward
Lawrence Ward
President and Chief Executive Officer

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 7, 2004